UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2012

Aon Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7933	36-3051915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)	60601 (Zip Code)

Registrant’s telephone number, including area code: (312) 381-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Announcement of Reorganization; Entry into Merger Agreement

On January 13, 2012, Aon Corporation, a Delaware corporation (the “Company”), announced a plan to reorganize its corporate structure and relocate its corporate headquarters to the United Kingdom.  Under the plan, Chicago will continue as headquarters for operations in the Americas.  If consummated, the reorganization would result in stockholders of the Company holding shares in a newly-formed public limited company organized under English law.  In connection with the proposed reorganization, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Market Mergeco Inc., a newly-formed Delaware corporation (“Mergeco”) and wholly-owned subsidiary of Aon Holdings LLC, a newly-formed Delaware limited liability company (“Aon Intermediate”) and wholly-owned subsidiary of the Company.  The Merger Agreement provides, among other things, that, upon the terms and subject to the conditions set forth in the Merger Agreement, Mergeco will merge with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Aon Intermediate (the “Merger”).  Aon Intermediate will become, in connection with the Merger, a wholly owned subsidiary of Aon Global Limited, a newly-formed private limited company incorporated under English law which, prior to the effective time of the Merger, will re-register as a public limited company named “Aon plc” or a similar name (“Aon UK”).

If approved by the stockholders of the Company, subject to certain conditions and upon consummation of the Merger, each issued and outstanding share of the common stock of the Company, par value $1.00 per share, will be converted into the right to receive one Class A Ordinary Share of Aon UK, nominal value $0.01 per share.  Upon completion of the Merger, Aon UK, together with its subsidiaries, will own and continue to conduct the Company’s business in substantially the same manner as it is currently being conducted by the Company and its subsidiaries.  Aon UK is expected to remain subject to the same U.S. Securities and Exchange Commission (the “SEC”) reporting requirements as the Company is currently and will file an application with the New York Stock Exchange to have its Class A Ordinary Shares listed there.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby contained in this Item 1.01 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s entry into the Merger Agreement, on January 12, 2012, the Company or one of its subsidiaries entered into international assignment letter agreements (the “International Assignment Letters”) with certain of the Company’s named executive officers to provide such officers with relocation benefits in connection with their relocation to the United Kingdom in connection with the Merger.  For more information, please see “Interests of the Directors and Executive Officers in the Merger” in the registration statement on Form S-4 (the “Registration Statement”) filed on the date hereof by Aon UK with the SEC.

The foregoing summary of the International Assignment Letters contained in this Item 5.02 does not purport to be a complete description and is qualified in its entirety by reference to the terms and conditions of the International Assignment Letters, copies of which are attached as Exhibits 10.1,  10.2,  10.3 and 10.4 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 13, 2012, the Company issued a press release announcing the proposed plan to change its corporate structure.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information

In connection with the proposed reorganization, Aon UK has filed with the SEC a registration statement on Form S-4 that included a preliminary proxy statement/prospectus, and each of the Company and Aon UK may be filing with the SEC other documents regarding the proposed reorganization.  At the appropriate time, the definitive proxy statement/prospectus regarding the proposed reorganization will be mailed to Company stockholders. Before making any voting or investment decision, investors and stockholders are urged to read carefully in their entirety the definitive proxy statement/prospectus regarding the proposed reorganization and any other relevant documents filed by either the Company or Aon UK with the SEC when they become available because they will contain important information about the proposed transaction.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov) or from the Company and Aon UK by accessing Aon’s website at www.aon.com under the heading “Investor Relations” and then under the link “SEC Filings” or by directing a request to 200 East Randolph Street, Chicago, Illinois 60601, Attention: Investor Relations.

The Company and Aon UK and their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s directors and executive officers in its definitive proxy statement filed with the SEC on April 8, 2011. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents using the contact information above.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits:

Exhibit Number	Description of Exhibit

2.1

Agreement and Plan of Merger and Reorganization by and among Aon Corporation and Market Mergeco Inc. dated January 12, 2012 (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Aon UK on January 13, 2012 with the Securities and Exchange Commission).

10.1	International Assignment Letter with Gregory C. Case, dated January 12, 2012.
10.2	International Assignment Letter with Christa Davies, dated January 12, 2012.
10.3	International Assignment Letter with Stephen P. McGill, dated January 12, 2012.
10.4	International Assignment Letter with Michael J. O’Connor, dated January 12, 2012.
99.1	Press Release dated January 13, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 13, 2012	Aon Corporation

	By:	/s/ Gregory C. Case
Gregory C. Case
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1

Agreement and Plan of Merger and Reorganization by and among Aon Corporation and Market Mergeco Inc. dated January 12, 2012 (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Aon UK on January 13, 2012 with the Securities and Exchange Commission).

10.1	International Assignment Letter with Gregory C. Case, dated January 12, 2012.
10.2	International Assignment Letter with Christa Davies, dated January 12, 2012.
10.3	International Assignment Letter with Stephen P. McGill, dated January 12, 2012.
10.4	International Assignment Letter with Michael J. O’Connor, dated January 12, 2012.
99.1	Press Release dated January 13, 2012.